UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

RPAR Risk Parity ETF
Ticker: RPAR

Semi-Annual Report
May 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the RPAR Risk Parity ETF (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker dealer or bank. Instead, the report will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

RPAR Risk Parity ETF

TABLE OF CONTENTS

RPAR Risk Parity ETF

Dear Shareholders,

The Fund launched on December 12, 2019, just before the worst pandemic in a hundred years and one of the steepest stock market declines in history. We think these adverse conditions provided a real-time stress test for the efficacy of the Fund’s strategy as well as its downside protection during extreme economic environments. Additionally, the remarkable v-shaped market recovery (despite ongoing concerns about COVID-19) offered a test of the Fund’s upside potential and ability to successfully navigate massive unexpected market swings.

Based on both quantitative and qualitative factors, we can proudly report that the Fund overcame the multitude of market hurdles it faced. Strong performance, substantial asset growth and industry recognition highlight the Fund’s accomplishments in its inaugural year.

Since inception (December 12, 2019) through our semi-annual report dated May 31, 2020, the Fund delivered a net asset value (“NAV”) return of 3.99% and market return of 4.18%, both of which compare favorably to the -6.28% return of global equities (MSCI All Country World Index Net (USD))1. Most impressive was the Fund’s relative steadiness through the market crisis in the first quarter of 2020. The results for the Fund’s NAV return of -5.07% and market return of -4.09% significantly outpaced the MSCI All Country World Index Net (USD)’s -21.37% decline2.

In roughly six months, the Fund’s assets under management increased from $2.5 million in seed capital to over $450 million as of May 31, 20203. ETF.com noted the Fund as one of the fastest growing ETFs in the United States (“U.S.”) in 20204. Importantly, the Fund’s assets grew consistently through the market turmoil earlier in the year, which we believe demonstrates investor confidence in its resilience.

The Fund has enjoyed widespread industry recognition early in its life. ETF.com awarded the Fund as the Best New Alternative ETF in 20195. Fund Intelligence shortly followed by naming the Fund as a finalist for Newcomer Alternative ETF of the Year in 20206.

YTD 2020 Recap

The first five months of 2020 have placed among the most eventful economic environments of our generation. During the first quarter, COVID-19 became a global pandemic driving widespread government-led shutdowns in an effort to slow the spread of COVID-19. This resulted in a dramatic rise in market volatility and the most severe drop in economic activity since the 1930s.

The economic collapse predictably weighed on pro-growth oriented assets with global equities falling 22% and commodity producers (ex-gold) plummeting 34% during the first quarter. Over the same period, a rush to safe haven assets, along with interest rates falling towards zero, produced a tail wind for Treasuries (+12%), Treasury Inflation-Protected Securities (“TIPS”) (+11%) and gold (+4%). Since the Fund invests meaningfully across all of these diversifying assets, it was able to withstand the downturn with a market return loss of -4.09% on the quarter.

As of 3/31/20	Allocation	Q1 2020 Return
RPAR Risk Parity ETF (Market Price)	116%	-4%
Global Equities	22%	-22%
Commodity Producers	13%	-34%
Physical Gold	18%	+4%
Treasuries	42%	+12%
TIPS	21%	+11%

RPAR Risk Parity ETF underlying asset class performance is as reported by the Fund custodian, U.S. Bank N.A. and the Fund sub-adviser, CSat Investment Advisory, L.P. (dba Exponential ETFs). Past performance does not guarantee future results. Allocations are subject to change.

(1)     Source: Bloomberg, MSCI ACWI Index (NDUEACWF), 12/11/19 – 5/31/2020.

(2)     Source: Bloomberg, MSCI ACWI Index (NDUEACWF), 12/31/19 – 3/31/2020.

(3)     Source: Bloomberg, Total Assets, 12/12/19 – 5/31/20.

(4)     ETF.com, Fastest Growing ETFs of the Year, June 4, 2020. Based on assets under management.

(5)     ETF.com, 2019 ETF.com Award Winners, April 2, 2020. For more information on award methodology visit
https://www.etf.com/sections/features-and-news/2019-etfcom-award-winners.

(6)     Mutualfundindustryawards.awardstage.com, Mutual Fund Industry & ETF Awards 2020, June 1, 2020.

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RPAR Risk Parity ETF

During the second quarter, the global economy began a long road to recovery as countries around the world began easing the strict lockdowns instituted in response to the pandemic and providing stimulus to counter the economic weakness. The U.S. has led the charge with “unlimited” money printing, backstops for various credit markets (including some high yield securities), and more than $2.5 trillion of aid for households and businesses. This policy of large scale money printing and monetary/fiscal coordination is known as Modern Monetary Theory and is being adopted to varying degrees by governments around the world.

Cheered by the record levels of stimulus and improving economic activity, equity and credit markets staged a breathtaking recovery, retracing the majority of losses experienced during the first quarter. Predictably, weaker growth assets, such as Treasuries and TIPS, lagged in an improving growth environment. All assets benefitted from the improved liquidity conditions, producing a NAV return for the Fund of 8.82% during April and May.

As of 5/31/20	Allocation	April / May 2020 Return
RPAR Risk Parity ETF (Market Price)	121%	+9%
Global Equities	25%	+15%
Commodity Producers	15%	+19%
Physical Gold	18%	+10%
Treasuries	42%	0%
TIPS	21%	+4%

RPAR Risk Parity ETF underlying asset class performance is as reported by the Fund custodian, U.S. Bank N.A. and the Fund sub-adviser, CSat Investment Advisory, L.P. (dba Exponential ETFs). Past performance does not guarantee future results. Allocations are subject to change.

Looking Ahead

As economies re-open, a number of Asian and European countries have successfully reduced the spread of COVID-19 through a range of efforts including wearing masks, contact tracing and targeted quarantines, while other countries like the U.S., Brazil, Mexico, India and Russia are seeing a rapid escalation of cases. Given the challenges of containing COVID-19 and the lack of effective treatments/vaccines, we expect the pandemic to remain a significant drag on growth, particularly in countries that are experiencing large outbreaks.

Competing forces of an economic collapse and extraordinary government intervention have created an unusual disconnect between asset markets, which are approaching historical highs, and many economies that are experiencing depression-like conditions. There is tremendous uncertainty around how these pressures will ultimately net out, driving an unusually wide range of potential outcomes which may include inflation, deflation, an extended period of weakness, or a rapid recovery. The Federal Reserve’s rampant money printing also raises the possibility of a currency collapse. Additionally, the current environment has contributed to growing wealth and social inequality, as COVID-19 disproportionately impacts lower paid jobs that cannot be performed remotely. We expect to see an increase in anti-establishment sentiment, creating the potential for more extreme political change.

Looking forward, we expect such an environment to be favorable for the Fund because of its focused diversification with exposure to assets that are biased to outperform during the various potential economic outcomes. Such a balanced mix potentially allows the Fund to preserve capital in severe market downturns and participate in stronger market periods (as has been the case thus far in 2020).

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the RPAR Risk Parity ETF please contact your financial advisor or one of our shareholder associates at (833) 540-0039. You may also visit our website at www.rparetf.com or reach us via email at info@rparetf.com.

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RPAR Risk Parity ETF

Important Information

Before investing you should carefully consider the Fund’s investment objectives, risks, charges, and expenses. This and other information are in the prospectus. A prospectus may be obtained by visiting www.rparetf.com/rpar. Please read the prospectus carefully before you invest.

Past performance does not guarantee future results.

A fund’s NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded.

Risk parity is a portfolio allocation strategy using risk to determine allocations across various components of an investment portfolio.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. The Fund is new with a limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Fund, and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Fund shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV.

The Fund’s exposure to investments in physical commodities may fluctuate rapidly and subjects the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities.

Diversification does not ensure a profit or protect against loss in declining markets. It is not possible to invest directly in an index.

Shares of the Fund are distributed by Foreside Fund Services, LLC.

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RPAR Risk Parity ETF

PORTFOLIO ALLOCATION at May 31, 2020 (Unaudited) (1)
Sector/Security Type	% of Total Portfolio
Exchange Traded Funds	32.7%
Futures Contracts (2)	32.5
United States Treasury Inflation Indexed Bonds	15.7
United States Treasury Bills	7.6
Basic Materials	5.0
Energy	4.5
Industrials	1.1
Consumer (Non-Cyclical)	0.5
Consumer (Cyclical)	0.2
Utilities	0.2
Total	100.0%

(1)     Percentages are based on total investments, including derivative contracts.

(2)     Represents the notional amount of the futures contracts.

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RPAR Risk Parity ETF

SCHEDULE OF INVESTMENTS at May 31, 2020 (Unaudited)
	Shares	Value
Common Stocks — 15.0%
Biotechnology — 0.3%
Corteva, Inc.	51,384	$1,403,297

Building Materials — 0.1%
Geberit AG	730	355,084

Chemicals — 1.3%
CF Industries Holdings, Inc.	13,873	407,450
Ecolab, Inc.	6,077	1,291,849
FMC Corp.	9,054	891,004
The Mosaic Co.	26,336	318,402
Nutrien Ltd.	39,562	1,345,257
OCI N.V. (1)	14,951	168,802
PhosAgro PJSC - GDR	27,552	380,218
Sociedad Quimica y Minera de Chile S.A. - ADR	17,298	421,552
Yara International ASA	19,227	657,901
		5,882,435
Distribution & Wholesale — 0.1%
Ferguson PLC	4,886	384,540

Electrical Components & Equipment — 0.1%
Xinjiang Goldwind Science & Technology Co. Ltd. - Class H	343,857	309,653

Electronics — 0.0% (2)
Halma PLC	3,000	86,417

Energy - Alternate Sources — 0.7%
Enphase Energy, Inc. (1)	7,170	417,222
First Solar, Inc. (1)	5,256	245,035
Siemens Gamesa Renewable Energy S.A. (1)	39,121	658,617
SolarEdge Technologies, Inc. (1)	3,009	426,977
Vestas Wind Systems A/S	10,838	1,106,007
Xinyi Solar Holdings Ltd.	465,768	338,314
		3,192,172
Food — 0.3%
Bakkafrost P/F (1)	4,578	284,943
Leroy Seafood Group ASA	40,113	225,075
Mowi ASA	38,344	722,095
Salmar ASA	8,501	382,364
		1,614,477
Housewares — 0.2%
The Scotts Miracle-Gro Co.	4,154	592,236
The Toro Co.	7,536	535,584
		1,127,820
	Shares	Value
Iron & Steel — 0.8%
Fortescue Metals Group Ltd.	153,855	$1,419,590
Vale S.A. - ADR	258,940	2,527,254
		3,946,844
Machinery - Diversified — 1.2%
AGCO Corp.	4,821	266,264
CNH Industrial NV - Class A	91,502	562,737
Deere & Co.	22,125	3,365,655
IDEX Corp.	1,336	212,918
Kubota Corp.	83,448	1,122,735
Xylem, Inc.	3,802	252,225
		5,782,534
Mining — 4.4%
Anglo American PLC	54,540	1,146,670
Antofagasta PLC	51,570	558,754
BHP Group Ltd. - ADR	118,225	5,568,398
Boliden AB	14,599	316,522
China Molybdenum Co. Ltd. - Class H	1,556,127	477,820
First Quantum Minerals Ltd.	37,351	218,074
Freeport-McMoRan, Inc.	83,651	758,715
Ganfeng Lithium Co. Ltd. - H Shares	101,390	362,995
Glencore PLC (1)	651,643	1,206,982
Jiangxi Copper Co. Ltd. - H Shares	228,096	208,938
MMC Norilsk Nickel PJSC - ADR	80,481	2,521,470
Rio Tinto PLC - ADR	85,102	4,588,700
South32 Ltd.	248,718	315,339
Southern Copper Corp.	40,256	1,461,293
Sumitomo Metal Mining Co. Ltd.	14,555	405,435
Teck Resources Ltd. - Class B	28,090	265,821
Vedanta Ltd. - ADR	49,767	242,863
		20,624,789
Oil & Gas — 5.3%
BP PLC - ADR	58,579	1,355,518
Canadian Natural Resources Ltd.	20,440	371,919
Chevron Corp.	32,434	2,974,198
China Petroleum & Chemical Corp. - Class H - ADR	25,387	1,206,644
CNOOC Ltd. - ADR	7,982	910,906
ConocoPhillips	19,199	809,814
Ecopetrol S.A. - ADR	35,651	371,127
Eni S.p.A - ADR	31,410	571,662
EOG Resources, Inc.	10,170	518,365
Equinor ASA - ADR	58,262	850,043
Exxon Mobil Corp.	71,537	3,252,787
Gazprom PJSC - ADR	195,820	1,087,584
Hess Corp.	5,000	237,350
LUKOIL PJSC - ADR	11,574	859,254

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

SCHEDULE OF INVESTMENTS at May 31, 2020 (Unaudited) (Continued)
	Shares	Value
Common Stocks — 15.0% (Continued)
Oil & Gas — 5.3% (Continued)
Novatek PJSC - GDR	5,307	$767,923
Occidental Petroleum Corp. (1)	17,211	222,882
PetroChina Co. Ltd. - Class H - ADR	53,115	1,848,402
Pioneer Natural Resources Co.	2,500	229,000
Repsol S.A.	23,966	223,132
Rosneft Oil Co. PJSC - GDR	176,667	919,375
Royal Dutch Shell PLC - Class A - ADR	66,302	2,118,349
Suncor Energy, Inc.	27,269	466,978
Surgutneftegas PJSC - ADR	58,786	326,850
Tatneft PJSC - ADR	6,036	271,620
Total S.A. - ADR	42,621	1,601,697
Woodside Petroleum Ltd.	15,486	233,038
		24,606,417
Water — 0.2%
American Water Works Co., Inc.	3,436	436,372
Guangdong Investment Ltd.	131,465	258,825
Veolia Environnement S.A.	13,703	300,048
		995,245
Total Common Stocks
(Cost $68,484,063)		70,311,724

Exchange Traded Funds — 42.8%
Graniteshares Gold Trust (1)	4,323,050	74,572,613
SPDR Gold MiniShares Trust (1)	521,360	9,003,887
Vanguard FTSE Developed Markets ETF	619,840	23,349,373
Vanguard FTSE Emerging Markets ETF	940,118	35,122,809
Vanguard Total Stock Market ETF	379,664	58,358,153
Total Exchange Traded Funds
(Cost $185,410,758)		200,406,835

	Principal Amount
United States Treasury Obligations — 30.5%
United States Treasury Bills — 10.0%
0.968%, 6/18/20 (3)(4)	$46,612,000	46,609,468

United States Treasury Inflation Indexed Bonds — 20.5%
2.125%, 2/15/40	3,156,297	4,558,449
2.125%, 2/15/41	9,536,538	13,968,782
0.750%, 2/15/42	8,490,716	9,968,394
0.625%, 2/15/43	8,751,213	10,099,108
	Principal Amount	Value
United States Treasury Inflation Indexed Bonds — 20.5% (Continued)
1.375%, 2/15/44	$8,315,185	$11,147,041
0.750%, 2/15/45	8,528,910	10,226,128
1.000%, 2/15/46	7,177,727	9,135,356
0.875%, 2/15/47	6,766,404	8,464,418
1.000%, 2/15/48	6,452,967	8,365,067
1.000%, 2/15/49	7,667,481	10,050,441
		95,983,184
Total United States Treasury Obligations
(Cost $137,325,892)		142,592,652
	Shares
Short-Term Investments — 0.0% (2)
Money Market Funds — 0.0% (2)
First American Treasury Obligations Fund, Class X, 0.086% (5)	100,000	100,000
Total Short-Term Investments
(Cost $100,000)		100,000

Total Investments in Securities — 88.3%
(Cost $391,320,713)		413,411,211
Other Assets in Excess of Liabilities — 11.7%		54,557,066
Total Net Assets — 100.0%		$467,968,277

ADR American Depositary Receipt

GDR Global Depositary Receipt

(1)     Non-income producing security.

(2)     Does not round to 0.1% or (0.1)%, as applicable.

(3)     Rate represents the annualized effective yield to maturity from the purchase price.

(4)     Zero coupon security.

(5)     The rate quoted is the annualized seven-day effective yield as of May 31, 2020.

Schedule of Futures Contracts at May 31, 2020 (Unaudited)

The Fund had the following futures contracts outstanding with PhillipCapital.

Long Futures Contracts Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)	Notional Value
10-Year U.S. Treasury Note Futures (9/20)	811	$112,658,474	$121,213	$112,779,687
Ultra Long-Term U.S. Treasury Bond Futures (9/20)	395	86,760,357	(638,013)	86,122,344
		$199,418,831	$(516,800)	$198,902,031

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2020 (Unaudited)
Assets:
Investments in securities, at value (Note 2)	$413,411,211
Cash	51,547,414
Deposits at broker for futures (Note 2)	11,328,801
Receivables:
Investment securities sold	1,548,726
Dividends and interest	511,436
Variation margin receivable	127,963
Variable fees (Note 7)	63
Total assets	478,475,614

Liabilities:
Payables:
Due to custodian	3,687
Investment securities purchased	9,695,382
Management fees (Note 4)	173,582
Variation margin payable	634,686
Total liabilities	10,507,337
Net Assets	$467,968,277

Components of Net Assets:
Paid-in capital	$457,091,193
Total distributable (accumulated) earnings (losses)	10,877,084
Net assets	$467,968,277

Net Asset Value (unlimited shares authorized):
Net assets	$467,968,277
Shares of beneficial interest issued and outstanding	22,600,000
Net asset value	$20.71

Cost of investments	$391,320,713

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

STATEMENT OF OPERATIONS For the Period Ended May 31, 2020 (Unaudited) (1)
Investment Income:
Dividend income (net of foreign withholding tax of $42,300)	$998,880
Interest income	396,764
Other income	5,144
Total investment income	1,400,788

Expenses:
Management fees (Note 4)	511,542
Total expenses before interest expense	511,542
Interest expense	183
Less: Management fee waiver (Note 4)	(30,693)
Net expenses	481,032
Net investment income (loss)	919,756

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(18,743,619)
Foreign currency transactions	(14,925)
Futures contracts	7,720,827
Change in net unrealized appreciation/depreciation on:
Investments and foreign currency transactions	22,090,737
Futures contracts	(516,800)
Net realized and unrealized gain (loss) on investments	10,536,220
Net increase (decrease) in net assets resulting from operations	$11,455,976

(1)     The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to May 31, 2020.

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

STATEMENT OF CHANGES IN NET ASSETS
Period Ended May 31, 2020 (1) (Unaudited)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$919,756
Net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(11,037,717)
Change in net unrealized appreciation/depreciation on investments, foreign currency transactions, and futures contracts	21,573,937
Net increase (decrease) in net assets resulting from operations	11,455,976

Distributions to Shareholders:
Net distributions to shareholders	(578,892)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	457,091,193
Total increase (decrease) in net assets	467,968,277

Net Assets:
Beginning of period	—
End of period	$467,968,277

(1)     The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to May 31, 2020.

(2)     Summary of share transactions is as follows:

	Period Ended May 31, 2020 (1) (Unaudited)
	Shares	Value
Shares sold (3)	22,600,000	$457,091,193
Shares redeemed	—	—
Net increase (decrease)	22,600,000	$457,091,193

(3)     Net variable fees of $63.

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
Period Ended May 31, 2020 (Unaudited) (1)

Net asset value, beginning of period	$20.00

Income from Investment Operations:
Net investment income (loss) (2)	0.08
Net realized and unrealized gain (loss) on investments	0.72
Total from investment operations	0.80

Less Distributions:
From net investment income	(0.09)
Total distributions	(0.09)

Net asset value, end of period	$20.71
Total return (3)(4)	3.99%

Supplemental Data:
Net assets, end of period (millions)	$468.0
Portfolio turnover rate (3)	89%

Ratios of Expenses to Average Net Assets:
Before fees waived (5)	0.50%
After fees waived (5)	0.47%

Ratios of Net Investment Income (Loss) to Average Net Assets:
Before fees waived (5)	0.87%
After fees waived (5)	0.90%

(1)     The Fund commenced operations on December 12, 2019. The information presented is from December 12, 2019 to May 31, 2020.

(2)     Calculated using average shares outstanding method.

(3)     Not annualized.

(4)     The total return is based on the Fund’s net asset value.

(5)     Annualized.

The accompanying notes are an integral part of these financial statements.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited)
NOTE 1 – ORGANIZATION

The Fund is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on December 12, 2019.

The investment objective of the Fund is to generate positive returns during periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.    Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

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NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of May 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$70,311,724	$—	$—	$70,311,724
Exchange Traded Funds	200,406,835	—	—	200,406,835
United States Treasury Obligations (2)	—	142,592,652	—	142,592,652
Short-Term Investments	100,000	—	—	100,000
Total Investments in Securities	$270,818,559	$142,592,652	$—	$413,411,211

Other Financial Instruments (3)
Interest Rate Contracts - Futures	$(516,800)	$—	$—	$(516,800)

(1)     See Schedule of Investments for the industry breakout.

(2)     See Schedule of Investments for the security type breakout.

(3)     Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/depreciation on the investment.

The Fund has provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Fund uses futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Fund may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Fund’s average notional value of futures contracts outstanding during the period ended May 31, 2020, was $99,046,227. The following tables show the effects of derivative instruments on the financial statements.

Statement of Assets and Liabilities

Fair value of derivative instruments as of May 31, 2020:

	Asset Derivatives		Liability Derivatives
Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest Rate Contracts - Futures	Variation (see Statement of Assets and liabilities)	$127,963	Variation (see Statement of Assets and liabilities)	$(634,686)
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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2020:

Instrument	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Interest Rate Contracts - Futures	Net Realized and Unrealized Gain (Loss) on Investments	$ 7,720,827	$ (516,800)

B.    Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

As of May 31, 2020, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.    Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.    Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

E.    Futures Contracts. The Fund may purchase futures contracts to gain long exposure to long-term U.S. Treasury bonds. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Fund’s use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Fund had futures contracts activity during the period ended May 31, 2020. Realized and unrealized gains and losses are included in the Statement of Operations. The futures contracts held by the Fund are exchanged traded with PhillipCapital, Inc. acting as the futures commission merchant.

F.    Deposits at Broker for Futures. Deposits at broker for futures represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statement of Assets and Liabilities. Interest income earned on restricted cash is recorded in “Other income” on the Statement of Operations.

G.    Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.    Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.     Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

J.    Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.    Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

L.    Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

M.   Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – PRINCIPAL RISKS

A.   Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

B.   Equity Market Risk. The Fund will invest in common stocks directly or indirectly through ETFs. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund directly or indirectly invests.

C.   Emerging Markets Risk. The Fund’s investments in securities of issuers in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business, and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation, or currency devaluation.

D.   Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

E.   Currency Exchange Rate Risk. The Fund invests, directly or indirectly, in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning, and you may lose money.

F.    Futures Contracts Risk. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

G.   Gold Risk. The prices of precious metals, such as gold, rise and fall in response to many factors, including: economic cycles; changes in inflation or expectations about inflation in various countries; interest rates; currency fluctuations; metal sales by governments, central banks, or international agencies; investment speculation; resource availability; fluctuations in industrial and commercial supply and demand; government regulation of the metals and materials industries; and government prohibitions or restrictions on the private ownership of certain precious and rare metals.

H.   Government Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

I.     United States Treasury Inflation Protected Securities (“TIPS”) Risk. TIPS are marketable securities whose principal is adjusted based on changes in the Consumer Price Index (“CPI”). With inflation (an increase in the CPI), the principal increases, and with deflation (a decrease in the CPI), the principal decreases. The relationship between TIPS and the CPI affects both the principal amount paid when a TIPS instrument matures and the amount of interest that a TIPS instrument pays semi-annually. When a TIPS instrument matures, the principal paid is the greater of the CPI-adjusted principal or the original principal. TIPS pay interest at a fixed rate. However, because the fixed rate is applied to the CPI-adjusted principal, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. The Fund may purchase TIPS of any maturity.

Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.

Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund or applicable underlying ETF will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and maturity risk.

J.    Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

K.   Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.

L.    Maturity Risk. Debt securities with longer maturity may fluctuate in value more than one with a shorter maturity.

M.    Exchange Traded Fund (“ETF”) Risks.

•      Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•     Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•      Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market price. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

•      Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)
NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Fund. The Adviser provides oversight of the Sub-Adviser (defined below), monitoring of the Sub-Adviser’s buying and selling of securities for the Fund, and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Management Fee	Management Fee After Waiver
0.50%	0.47%

The Adviser has contractually agreed to waive 0.03% of its Management Fee until at least February 28, 2021 (the “Fee Waiver Agreement”). The Fee Waiver Agreement may be terminated only by, or with the consent of, the Board. Any waived Management Fees are not able to be recouped by the Adviser under the Fee Waiver Agreement. Management Fees for the period ended May 31, 2020 are disclosed in the Statement of Operations.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser.

CSat Investment Advisory, L.P., doing business as Exponential ETFs (the “Sub-Adviser”), serves as sub-adviser to the Fund pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (“Sub-Advisory Agreement”). The Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sales transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of the Fund as follows:

Daily Net Assets	Sub-Advisory Fee
$0 – $500 Million	0.03%
Excess of $500 Million	0.02%

The Sub-Advisory Fees incurred are paid monthly to the Sub-Adviser by the Adviser irrespective of any fee waiver.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and trustees of the Trust are affiliated with the Adviser and Fund Services. None of the affiliated trustees or the Trust’s officers receive compensation from the Fund.

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RPAR Risk Parity ETF

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)
NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended May 31, 2020, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments and U.S. government securities were $476,181,341 and $178,274,152, respectively.

For the period ended May 31, 2020, the cost of purchases and proceeds from the sales or maturities of long-term U.S. Government securities were $65,470,492 and $-, respectively.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The amount and character of tax basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at the fiscal year-end; accordingly, tax basis balances have not been determined for the period ended May 31, 2020. Differences between the tax cost of investments and the cost noted in the Schedule of Investments will be determined at fiscal year-end. The tax character of distributions paid during the period ended May 31, 2020 (estimated), was as follows:

Distributions paid from:	May 31, 2020
Ordinary income	$ 578,892

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. The Fund commenced operations on December 12, 2019, therefore, the Fund had no late year losses, no post October losses, and no capital loss carryovers.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on NYSE Arca, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $1,000, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 8 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

18

RPAR Risk Parity ETF

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met in person at a meeting held on October 10, 2019 to consider the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the RPAR Risk Parity ETF (the “Fund”), a series of the Trust, and Toroso Investments, LLC, the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from the Trust’s outside legal counsel, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the proposed unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.    The nature, extent and quality of services to be provided by the Adviser to the Fund. The Board considered the nature, extent and quality of the Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto, who will serve as a co-portfolio manager of the Fund, as well as the responsibilities of other key personnel of the Adviser to be involved in the day to day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that to be employed by the Fund.

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of the Fund’s sub-adviser and other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Adviser would be responsible for selecting the Fund’s investments and the Fund’s sub-adviser would be responsible for trade execution, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.    The investment performance of the Fund and the Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration. The Board also considered that the Adviser will seek to invest the Fund’s assets to achieve exposures similar to those of the Advanced Research Risk Parity Index (the “RPAR Index”), and further that the Fund’s sub-adviser would be responsible for trade execution and determining the securities to be purchased, held or sold by the Fund, based on specific active security selection instructions from the Adviser, the performance for the Fund would not, therefore, be the sole result of investment decisions made by the Adviser. Consequently, with respect to the Fund’s performance, the Board in the future would focus on the Adviser’s services, including the extent to which the Fund’s performance was achieving its investment objective, as well as the Adviser’s oversight of the Fund’s sub-adviser’s services.

3.    The cost of services to be provided and profits to be realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s proposed advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to

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RPAR Risk Parity ETF

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

the extent it is implemented, fees pursuant to the Fund’s Rule 12b-1 Plan. The Board noted that the Adviser agrees to pay, or require the Fund’s sponsor, Advanced Research Investment Solutions, LLC (“Advanced Research”), to pay, all other expenses incurred by the Fund. The Board considered comparative information prepared by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), utilizing data provided by Morningstar Direct relating to the cost structure of the Fund relative to a peer group. The Fund was compared to ETFs in multiple U.S. fund allocation categories with varying equity security exposures, a U.S. fund multi-alternative category and a U.S. fund tactical allocation category.

The Board concluded that the Fund’s proposed expense ratio and the advisory fee to be paid to the Adviser were fair and reasonable in light of the comparative expense information and the investment management services to be provided to the Fund by the Adviser given the nature of the Fund’s strategies. The Board also evaluated, based on information provided by the Adviser, the compensation and benefits expected to be received by the Adviser and its affiliates from its relationship with the Fund, taking into account an analysis of the Adviser’s expected profitability with respect to the Fund and the Board further concluded that the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.    The extent of economies of scale as the Fund grows. The Board considered the potential economies of scale that the Fund might realize under the structure of the proposed advisory fee. The Board noted the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.    The benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusions. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser will provide to the Fund; and (c) the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

At the in-person meeting held on October 10, 2019, the Board also considered the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and CSat Investment Advisory, L.P. (dba Exponential ETFs), the Fund’s sub-adviser (the “Sub-Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from the Trust’s outside legal counsel, Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, bibliographic information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Sub-Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.    The nature, extent and quality of services to be provided by the Sub-Adviser to the Fund. The Board considered the nature, extent and quality of the Sub-Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of Charles A. Ragauss, who will serve as a co-portfolio manager for the Fund, as well as the responsibilities of other key personnel of the Sub-Adviser to be involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by the Sub-Adviser, including information regarding the Sub-Adviser’s compliance program,

20

RPAR Risk Parity ETF

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

its compliance personnel and compliance record, as well as the Sub-Adviser’s cybersecurity program and business continuity plan. The Board noted that the Sub-Adviser does not manage any other accounts that utilize a strategy similar to that to be employed by the Fund.

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which the Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board noted that the Sub-Adviser would be responsible for the Fund’s trade execution, subject to oversight by the Adviser.

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Sub-Adviser’s compliance program, were satisfactory.

2.    The investment performance of the Fund and the Sub-Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration.

3.    The cost of services to be provided and profits to be realized by the Sub-Adviser. The Board considered the structure of the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fee payable under the Sub-Advisory Agreement was reasonable in light of the services to be performed by the Sub-Adviser. Since the sub-advisory fee is to be paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee paid to the Sub-Adviser. Consequently, the Board did not consider the cost of services provided by the Sub-Adviser or the potential profitability of its relationship with the Fund to be material factors for consideration given that the Sub-Adviser is not affiliated with the Adviser and, therefore, the sub-advisory fee to be paid to the Sub-Adviser was negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fee to be paid to the Sub-Adviser by the Adviser reflected an appropriate allocation of the advisory fee and was reasonable in light of the services to be provided by the Sub-Adviser.

4.    The extent of economies of scale as the Fund grows. Since the sub-advisory fee payable to the Sub-Adviser is not paid by the Fund, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.    The benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Sub-Adviser from its association with the Fund. The Board concluded that the benefits the Sub-Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusions. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fee is reasonable in light of the services that the Sub-Adviser will provide to the Fund; and (c) the approval of the Sub-Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

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RPAR Risk Parity ETF

EXPENSE EXAMPLES For the Period Ended May 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from December 12, 2019 to May 31, 2020. The hypothetical example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from December 1, 2019 to May 31, 2020.

Actual Expenses

The first line of the following tables provides information about actual account values based on actual returns and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund’s shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 12, 2019	Ending Account Value May 31, 2020	Expenses Paid During the Period December 12, 2019 – May 31, 2020 (1)
Actual	$ 1,000.00	$ 1,039.90	$ 2.24
	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During the Period December 1, 2019 – May 31, 2020 (2)
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,022.65	$ 2.38

(1)     The actual expenses are equal to the Fund’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 171/366 (to reflect the period from December 12, 2019 to May 31, 2020, the commencement of operations date to the end of the period).

(2)     The hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the most recent six-month period).

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RPAR Risk Parity ETF

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (833) 540-0039 or by accessing the Fund’s website at www.rparetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 540-0039 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website daily at www.rparetf.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at www.rparetf.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 540-0039. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website www.rparetf.com.

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Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
CSat Investment Advisory, L.P. (dba Exponential ETFs)
1001 Woodward Avenue, Suite 500
Detroit, Michigan 48226

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
RPAR Risk Parity ETF	RPAR	886364603

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	August 5, 2020

By (Signature and Title)*	/s/ Daniel Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	August 10, 2020

* Print the name and title of each signing officer under his or her signature.